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                                                            Page 65 of 66 Pages

                             JOINT FILING AGREEMENT
                             ----------------------


         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of the amended statement on Schedule 13D (including all further amendments thereto) with respect to the common stock, par value $1.00 per share, of Starrett Corporation, a New York corporation.

         This Agreement may be executed in counterparts, each of which taken together shall constitute one and the same instrument.

Dated:   October 27, 1997

                                            STARTT ACQUISITION, INC.

                                            By: /s/ Jonathan I. Mayblum
                                               --------------------------------
                                               Name: Jonathan I. Mayblum
                                               Title: President


                                            STARTT ACQUISITION, LLC

                                            By: /s/ Jonathan I. Mayblum
                                               --------------------------------
                                               Name:  Jonathan I. Mayblum
                                               Title:  President


                                            LR STARTT, LLC

                                            By: /s/ Jonathan I. Mayblum
                                               --------------------------------
                                               Name: Jonathan I. Mayblum
                                               Title:  Authorized Signatory

                                               /s/ Richard G. Ruben
                                            -----------------------------------
                                               Richard G. Ruben


                                            AV STARTT, LLC

                                            By: /s/ Andrew Penson
                                               --------------------------------
                                               Name:  Andrew Penson
                                               Title:  Authorized Signatory

                                               /s/ Andrew Penson
                                            -----------------------------------
                                               Andrew Penson

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                                                            Page 66 of 66 Pages


                                               AM STARTT, LLC

                                            By: /s/ Mark Lasry
                                               --------------------------------
                                               Name:  Mark Lasry
                                               Title:  Authorized Signatory

                                               /s/ Mark Lasry
                                            -----------------------------------
                                               Mark Lasry


                                            BA STARTT, LLC

                                            By  Blackacre Capital Group, L.P.,
                                                Managing Member

                                            By  Blackacre Capital Management
                                                Corp., General Partner

                                            By: /s/ Jeffrey B. Citrin
                                               --------------------------------
                                               Name:   Jeffrey B. Citrin
                                               Title:  President


                                            BLACKACRE CAPITAL GROUP, L.P.

                                            By  Blackacre Capital Management
                                                Corp., General Partner

                                            By: /s/ Jeffrey B. Citrin
                                               --------------------------------
                                               Name:  Jeffrey B. Citrin
                                               Title:  President


                                            BLACKACRE CAPITAL MANAGEMENT CORP.

                                            By: /s/ Jeffrey B. Citrin
                                               --------------------------------
                                               Name: Jeffrey B. Citrin
                                               Title: President

                                               /s/ Jeffrey B. Citrin
                                            -----------------------------------
                                               Jeffrey B. Citrin